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                                                                    Exhibit 10.1

[WINDOWS HARDWARE QUALITY LABS LETTERHEAD]

OCTOBER 11, 2001

Paul Vetri
Litronic, Inc.
2030 Main Street #1250
Irvine, CA 92614


Paul Vetri,

Due to certain Microsoft Windows Logo Program requirements that the following product does not fully meet at the time of testing, the Logo is awarded a contingency basis for Windows 98, Windows ME and Windows 2000.

Product:  ARGUS 2500 (MID44316)

Please send a copy of this letter with the submission paperwork for this product line when you make your submission. When submitted for Logo qualification, the product must pass all Windows Hardware Quality Labs testing not related to the following issues.

Issue:

The ARGUS 2500 PCI CardBus/PCMCIA controller needs additional software to enable the support PCMCIA devices for ISA IRQ Routing support. For Windows 2000, Service Pack 3 will have the based support for ISA IRQ Routing. Windows 2000 portion of the contingency will be expired, after 90 days upon the availability of Service Pack 3.

If Litronic, Inc. agrees with the foregoing terms and conditions, please sign where indicated below. The signed original must also be sent to:

Windows Hardware Quality Labs
One Microsoft Way
Redmond, WA 98052-6399

When the product is ready for retesting, please send the hardware to:

Windows Hardware Quality Labs
One Microsoft Way
Redmond, WA 98052-6399


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MICROSOFT CORPORATION                   LITRONIC, INC.


Gordon Lacey                            Robert Gray
---------------------------------       -------------------------------------
Name (print)                            Name (print)


/s/ Gordon Lacey                        /s/ Robert Gray
---------------------------------       -------------------------------------
Name (signature)                        Name (signature)


WHQL Group Manager                      V.P., R&D
---------------------------------       -------------------------------------
Title                                   Title


Oct. 26, 2001                           10/17/01
---------------------------------       -------------------------------------
Date                                    Date


GORDAN LACEY
GROUP MANAGER, WHQL
WINDOWS DIVISION